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                           TELECOM WIRELESS CORPORATION




                                AMENDED AND RESTATED
                     1999 STOCK OPTION AND RESTRICTED STOCK PLAN

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                                 TABLE OF CONTENTS

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ARTICLE I ESTABLISHMENT AND PURPOSE. . . . . . . . . . . . . . . . . . . . . . . . .1
     1.1 Establishment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
     1.2 Purpose . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1

ARTICLE II DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
     2.1 Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
     2.2 Gender and Number . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4

ARTICLE III ELIGIBILITY AND PARTICIPATION. . . . . . . . . . . . . . . . . . . . . .4
     3.1 Eligibility and Participation . . . . . . . . . . . . . . . . . . . . . . .4

ARTICLE IV ADMINISTRATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
     4.1 Administration. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4

ARTICLE V STOCK SUBJECT TO THE PLAN. . . . . . . . . . . . . . . . . . . . . . . . .6
     5.1 Number. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
     5.2 Unused Stock. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
     5.3 Adjustment in Capitalization. . . . . . . . . . . . . . . . . . . . . . . .6

ARTICLE VI DURATION OF THE PLAN. . . . . . . . . . . . . . . . . . . . . . . . . . .6
     6.1 Duration of the Plan. . . . . . . . . . . . . . . . . . . . . . . . . . . .6

ARTICLE VII TERMS OF STOCK OPTIONS AND RESTRICTED STOCK. . . . . . . . . . . . . . .7
     7.1 Grant of Options. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
     7.2 No Tandem Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8
     7.3 Option Agreement; Terms and Conditions to Apply Unless Otherwise
          Specified. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8
     7.4 Option Price. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .9
     7.5 Term of Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .9
     7.6 Exercise of Options . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
     7.7 Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
     7.8 Restricted Stock. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

ARTICLE VIII WRITTEN NOTICE ISSUANCE  OF STOCK CERTIFICATES, SHAREHOLDER
PRIVILEGES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
     8.1 Written Notice. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
     8.2 Issuance of Stock Certificates. . . . . . . . . . . . . . . . . . . . . . 12
     8.3 Privileges of a Shareholder . . . . . . . . . . . . . . . . . . . . . . . 12

ARTICLE IX TERMINATION OF EMPLOYMENT OR SERVICES . . . . . . . . . . . . . . . . . 13
     9.1 Death . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13

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     9.2 Termination other than for Cause or Due to Death. . . . . . . . . . . . . 13
     9.3 Termination for Cause . . . . . . . . . . . . . . . . . . . . . . . . . . 13

ARTICLE X RIGHTS OF OPTIONEES. . . . . . . . . . . . . . . . . . . . . . . . . . . 14
     10.1 Service. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
     10.2 Non-transferability. . . . . . . . . . . . . . . . . . . . . . . . . . . 14

ARTICLE XI OPTIONEE- EMPLOYEE'S TRANSFER OR LEAVE OF ABSENCE . . . . . . . . . . . 14
     11.1 Optionee-Employee's Transfer or Leave of Absence . . . . . . . . . . . . 14

ARTICLE XII AMENDMENT, MODIFICATION, AND TERMINATION OF THE PLAN . . . . . . . . . 15
     12.1 Amendment, Modification, and Termination of the Plan . . . . . . . . . . 15

ARTICLE XIII ACQUISITION, MERGER OR LIQUIDATION. . . . . . . . . . . . . . . . . . 15
     13.1 Acquisition. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
     13.2 Merger or Consolidation. . . . . . . . . . . . . . . . . . . . . . . . . 16
     13.3 Other Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . 16

ARTICLE XIV SECURITIES REGISTRATION. . . . . . . . . . . . . . . . . . . . . . . . 17
     14.1 Securities Registration. . . . . . . . . . . . . . . . . . . . . . . . . 17
     14.2 Representations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17

ARTICLE XV TAX WITHHOLDING . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
     15.1 Tax Withholding. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17

ARTICLE XVI INDEMNIFICATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
     16.1 Indemnification. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18

ARTICLE XVII REQUIREMENTS OF LAW . . . . . . . . . . . . . . . . . . . . . . . . . 18
     17.1 Requirements of Law. . . . . . . . . . . . . . . . . . . . . . . . . . . 18
     17.2 Governing Law. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18

ARTICLE XVIII EFFECTIVE DATE OF PLAN . . . . . . . . . . . . . . . . . . . . . . . 18
     18.1 Effective Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18

ARTICLE XIX COMPLIANCE WITH CODE . . . . . . . . . . . . . . . . . . . . . . . . . 19
     19.1 Compliance with Code . . . . . . . . . . . . . . . . . . . . . . . . . . 19

ARTICLE XX NO OBLIGATION TO EXERCISE OPTION. . . . . . . . . . . . . . . . . . . . 19
     20.1 No Obligation to Exercise. . . . . . . . . . . . . . . . . . . . . . . . 19

ARTICLE XXI STOCKHOLDER APPROVAL . . . . . . . . . . . . . . . . . . . . . . . . . 19
     21.1 Stockholder Approval . . . . . . . . . . . . . . . . . . . . . . . . . . 19

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                          TELECOM WIRELESS CORPORATION
                              AMENDED AND RESTATED
                  1999 STOCK OPTION AND RESTRICTED STOCK PLAN

       This Amended and Restated 1999 Stock Option and Restricted Stock Plan correctly sets forth the provisions of the 1999 Stock Option and Restricted Stock Plan, as amended, and supersedes the original 1999 Stock Option Plan and all amendments thereto.

                                   ARTICLE I
                           ESTABLISHMENT AND PURPOSE

1.1    ESTABLISHMENT

       Telecom Wireless Corporation, a Utah corporation ("Company"), hereby establishes a stock option and restricted stock plan for key directors, employees, independent contractors and consultants providing material services to the Company and its present and future subsidiaries which shall be known as the "1999 STOCK OPTION AND RESTRICTED STOCK PLAN" (the "Plan"). It is intended that certain of the options issued to employees pursuant to the Plan may constitute incentive stock options within the meaning of Section 422 of the Internal Revenue Code and that other options issued pursuant to the Plan shall constitute non-qualified options. The Board of Directors shall determine which options are to be incentive stock options and which are to be non-qualified options and shall enter into option agreements with recipients accordingly.

1.2    PURPOSE

       The purpose of this Plan is to enhance shareholder investment by attracting, retaining and motivating key employees, directors and consultants of the Company, and to encourage stock ownership by such persons by providing them with a means to acquire a proprietary interest in the Company's success.

                                   ARTICLE II
                                  DEFINITIONS

2.1    DEFINITIONS

       Whenever used herein, the following terms shall have the respective meanings set forth below, unless the context clearly requires otherwise, and when said meaning is intended, the term shall be capitalized.

              (a)    "BOARD" means the Board of Directors of the Company.

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              (b)    "CODE" means the Internal Revenue Code, as amended.

              (c) "COMMITTEE" shall mean the Committee provided by Article IV hereof, which may be created at the discretion of the Board.

              (d) "COMPANY" means Telecom Wireless Corporation, a Utah corporation.

              (e) "CONSULTANT" means any person or entity, including a Parent Corporation or a Subsidiary Corporation, who provides services (other than as an Employee) to the Company, a Parent Corporation or a Subsidiary Corporation, and shall include independent contractors, Non-Employee Officers and Non-Employee Directors, as defined subsequently.

              (f) "DATE OF EXERCISE" means the date the Company receives notice, by an Optionee, of the exercise of an Option pursuant to Section 8.1 of this Plan. Such notice shall indicate the number of shares of Stock the Optionee intends to exercise.

              (g) "EMPLOYEE" means any person, including an officer or director of the Company or a Subsidiary Corporation, who is employed by the Company or a Subsidiary Corporation.

              (h) "FAIR MARKET VALUE" means the fair market value of Stock upon which an option is granted under this Plan, determined as follows:

                     (i) So long as the Stock is listed or traded on the OTC Bulletin Board, the Nasdaq Stock Market or a national securities exchange, the Fair Market Value shall be the average of the last reported sale prices of that Stock for the 20 trading days prior to the date of grant of this option, provided that if no sale is made on any such trading day, the last reported sale price shall be the average of the closing bid and asked prices for such day; or

                     (ii) Otherwise, Fair Market Value shall be an amount, not less than book value, determined by the Board, such determination to be final and binding on the Holder.

              (i) "INCENTIVE STOCK OPTION" means an Option granted under this Plan which is intended to qualify, as an "incentive stock option" within the meaning of Section 422 of the Code.

              (j) "NON-EMPLOYEE DIRECTOR" means a member of the Board who is not an employee of the Company at the time an Option is granted hereunder.

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              (k)    "NON-EMPLOYEE OFFICER" means an officer of the Company
who is not an employee of the Company at the time an Option is granted hereunder.

              (l) "NON-QUALIFIED OPTION" means an Option granted under this Plan which is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code. Non-qualified Options may be granted at such times and subject to such restrictions as the Board shall determine without conforming to the statutory rules of Section 422 of the Code applicable to incentive stock options.

              (m) "OPTION" means the right, granted under this Plan, to purchase Stock of the Company at the option price for a specified period of time. For purposes of this Plan, an Option may be either an Incentive Stock Option or a Non-qualified Option.

              (n) "OPTIONEE" means an Employee or Consultant holding an Option under the Plan.

              (o)    "PARENT CORPORATION" shall have the meaning set forth in
Section 424(e) of the Code with the Company being treated as the employer corporation for purposes of this definition.

              (p) "RECIPIENT" means an Employee or Consultant awarded Restricted Stock under the Plan.

              (q) "RESTRICTED PERIOD" means the period during which Restricted Stock is subject to restrictions or conditions pursuant to Section
7.8 hereof.

              (r) "RESTRICTED STOCK" means shares of Stock, awarded pursuant to Section 7.8 hereof, that may be subject to restrictions and to a risk of forfeiture.

              (s) "SUBSIDIARY CORPORATION" shall have the meaning set forth in Section 424(f) of the Code with the Company being treated as the employer corporation for purposes of this definition.

              (t) "SIGNIFICANT SHAREHOLDER" means an individual who, within the meaning of Section 422(b)(6) of the Code, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Parent Corporation or Subsidiary Corporation of the Company. In determining whether an individual is a Significant Shareholder, an individual shall be treated as an owning stock owned by certain relatives of the individual and certain stock owned by corporations in which the individual is a shareholder, partnerships in which the individual is a partner, and estates or trusts of which the individual is a beneficiary, all as provided in
Section 424(d) of the Code.

              (u) "STOCK" means the $.001 par value common stock of the Company.

2.2    GENDER AND NUMBER

       Except when otherwise indicated by the context, any masculine terminology when used in this Plan also shall include the feminine gender, and the definition of any term herein in the singular also shall include the plural.

                                  ARTICLE III
                         ELIGIBILITY AND PARTICIPATION

3.1    ELIGIBILITY AND PARTICIPATION

       All Employees are eligible to participate in this Plan and receive any or all of the following: Incentive Stock Options, Non-qualified Options and/or Restricted Stock under the Plan. All Consultants are eligible to participate in this Plan and receive Non-qualified Options and Restricted Stock hereunder. Optionees and Recipients in the Plan shall be selected by the Board, in its sole discretion, from among those Employees and Consultants who, in the opinion of the Board, are in a position to contribute materially to the Company's continued growth and development and to its long-term financial success.

                                   ARTICLE IV
                                 ADMINISTRATION

4.1    ADMINISTRATION

       The Board shall be responsible for administering the Plan.

              (a) The Board is authorized to interpret the Plan; to prescribe, amend, and rescind rules and regulations relating to the Plan; to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company; and to make all other determinations necessary or advisable for the administration of the Plan. Determinations, interpretations, or other actions made or taken by the Board, pursuant to the provisions of this Plan, shall be final and binding and conclusive for all purposes and upon all persons.

              (b) At the discretion of the Board, this Plan may be administered by a Committee which shall be an executive committee of the Board, consisting of not less than two members of the Board. The members of such Committee may be directors who are eligible to receive Options and Restricted Stock under this Plan, but Options and Restricted Stock may be granted or awarded to such persons only by action of the full Board and not by action of the Committee. At such time as the Company has any class of equity security which is registered pursuant to Section 12 of the Securities Exchange Act of 1934, the Committee shall consist solely of two or more Non-Employee Directors as that term is defined in Rule 16b-3 under that Act. Such Committee shall have full power and authority, subject to the limitations of the Plan and any limitations imposed by the Board, to construe, interpret and administer this Plan and to make determinations which shall be final, conclusive and binding upon all persons, including, without limitation, the Company, the shareholders, the directors and any persons having any interests in any Options and Restricted Stock which may be granted or awarded under this Plan, and, by resolution or resolution providing for the creation and issuance of any such Option or Restricted Stock, to fix the terms upon which, the time or times at or within which, the price or prices at which any such shares may be purchased from the Company upon the exercise of such Option or the issuance of such Restricted Stock. Such terms, time or times and price or prices shall, in every case, be set forth or incorporated by, reference in the instrument or instruments evidencing such Option or Restricted Stock, and shall be consistent with the provisions of this Plan.

              (c) If the Committee has been appointed, the Board may from time to time remove members from, or add members to, the Committee. The Board may terminate the Committee at any time. Vacancies on the Committee, howsoever caused, shall be filled by the Board. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as the Chairman may determine. A majority of the Committee at which a quorum is present, or acts reduced to or approved in writing by all of the members of the Committee, shall be the valid acts of the Committee. A quorum shall consist of two-thirds (2/3) of the members of the Committee.

              (d) Where the Committee has been created by the Board, references in this Plan to actions to be taken by the Board shall be deemed to refer to the Committee as well, except where limited by this Plan or by the Board.

              (e) The Board shall have all of the enumerated powers of the Committee, but shall not be limited to such powers. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Option or Restricted Stock granted or awarded under it.

                                   ARTICLE V
                           STOCK SUBJECT TO THE PLAN

5.1    NUMBER

       The total number of shares of Stock hereby made available and reserved for issuance under the Plan upon exercise of Incentive Stock Options shall be 800,000, less the sum of (i) the number of shares issued and reserved for issuance upon exercise of outstanding Non-qualified Options plus (ii) the number of outstanding shares of Restricted Stock. The aggregate number of shares of Stock available under this Plan shall be subject to adjustment as provided in Section 5.3. The total number of shares of Stock may be authorized but unissued shares of Stock, or shares acquired by purchase as directed by the Board from time to time in its discretion, to be used for issuance as Restricted Stock and upon exercise of Options granted hereunder.

5.2    UNUSED STOCK

       If an Option shall expire or terminate for any reason without having been exercised in full or if an award of Restricted Stock shall be forfeited or otherwise terminated or cancelled without the shares covered thereby becoming vested, the unpurchased or forfeited shares of Stock subject thereto shall (unless the Plan shall have terminated) become available for other Options and Restricted Stock under the Plan.

5.3    ADJUSTMENT IN CAPITALIZATION

       In the event of any change in the outstanding shares of Stock by reason of a stock dividend or split, recapitalization, reclassification, or other similar corporate change, the aggregate number of shares of Stock set forth in Section 5.1 shall be appropriately adjusted by the Board, whose determination shall be conclusive; provided however, that fractional shares shall be rounded to the nearest whole share. In any such case, the number and kind of shares that are subject to any Option (including any Option outstanding after termination of employment) and the Option price per share shall be proportionately and appropriately adjusted without any change in the aggregate Option price to be paid therefor upon exercise of the Option.

                                 ARTICLE VI
                            DURATION OF THE PLAN

6.1    DURATION OF THE PLAN

       Subject to approval of shareholders, the Plan shall be in effect for ten years from the date of its adoption by the Board. Any Options and Restricted

Stock outstanding at the end of said period shall remain in effect in accordance with their terms. The Plan shall terminate before the end of said period if all Stock subject to it has been issued pursuant to vested awards of Restricted Stock and purchased pursuant to the exercise of Options granted under the Plan.

                                 ARTICLE VII
                 TERMS OF STOCK OPTIONS AND RESTRICTED STOCK

7.1    GRANT OF OPTIONS

       Subject to Section 5.1, Options may be granted to Employees or Consultants at any time and from time to time as determined by the Board; provided, however, that Consultants may receive only Nonqualified Options and may not receive Incentive Stock Options. The Board shall have complete discretion in determining the terms and conditions and number of Options granted to each Optionee. In making such determinations, the Board may take into account the nature of services rendered by such Employees or Consultants, their present and potential contributions to the Company and its Subsidiary Corporations, and such other factors as the Board in its discretion shall deem relevant. The Board also shall determine whether an Option is to be an Incentive Stock Option or a Non-qualified Option.

              (a) In the case of Incentive Stock Options, the total Fair Market Value (determined at the date of grant) of shares of Stock with respect to which incentive stock options are exercisable for the first time by the Optionee during any calendar year under all plans of the Company under which incentive stock options may be granted (and all such plans of any Parent Corporations and any Subsidiary Corporations of the Company) shall not exceed $100,000. Hereinafter, this requirement is sometimes referred to as the "$100,000 Limitation."

              (b) Nothing in this Article VII of the Plan shall be deemed to prevent the grant of Options permitting exercise in excess of the maximums established by the preceding paragraph where such excess amount is treated as a Non-qualified Option.

              (c) The Board is expressly given the authority to issue amended or replacement Options with respect to shares of Stock subject to an Option previously granted hereunder. An amended Option amends the terms of an Option previously granted and thereby supersedes the previous Option. A replacement Option is similar to a new Option granted hereunder except that it provides that it shall be forfeited to the extent that a previously granted Option is exercised, or except that its issuance is conditioned upon the termination of a previously granted Option.

7.2    NO TANDEM OPTIONS

       Where an Option granted under this Plan is intended to be an Incentive Stock Option, the Option shall not contain terms pursuant to which the exercise of the Option would affect the Optionee's right to exercise another Option, or vice versa, such that the Option intended to be an Incentive Stock Option would be deemed a tandem stock option within the meaning of the regulations under Section 422 of the Code.

7.3    OPTION AGREEMENT; TERMS AND CONDITIONS TO APPLY UNLESS OTHERWISE
       SPECIFIED

       As determined by the Board on the date of grant, each Option shall be evidenced by an Option agreement (the "Option Agreement") that includes the non-transferability provisions required by Section 10.2 hereof and specifies: whether the Option is an Incentive Stock Option or a Non-qualified Option, the Option price; the duration of the Option; the number of shares of Stock to which the Option applies; any vesting or exercisability restrictions which the Board may impose; in the case of an Incentive Stock Option, a provision implementing the $100,000 Limitation, and any other terms or conditions which the Board may impose. All such terms and conditions shall be determined by the Board at the time of grant of the Option.

              (a) If not otherwise specified by the Board, the following terms and conditions shall apply to Options granted under the Plan:

                     (i) TERM. The duration of the Option shall be five years from the date of grant.

                     (ii) EXERCISE OF OPTION. Unless an Option is terminated as provided hereunder, an Optionee may exercise his Option for up to, but not in excess of, the amounts of shares subject to the Option specified hereafter, based on the Optionee's number of years of continuous service with the Company or a Subsidiary Corporation from the date on which the Option is granted. In the case of an Optionee who is an Employee, continuous service shall mean continuous employment; in the case of an Optionee who is a Consultant, continuous service shall mean the continuous provision of consulting services. In applying said limitations, the amount of shares, if any, previously purchased by the Optionee under the Option shall be counted in determining the amount of shares the Optionee can purchase at any time. The Optionee may exercise his Option in the following amounts:

                            (A) After one year of such continuous services, up to but not in excess of twenty percent of the shares originally subject to the Option;

                            (B) After two years of such continuous services, up to but not in excess of forty percent of the shares originally subject to the Option;

                            (C)    After three years of such continuous
       services, up to but not in excess of sixty percent of the shares originally subject to the Option;

                            (D) After four years of such continuous services, up to but not in excess of eighty percent of the shares originally subject to the Option; and

                            (E) At the expiration of the fifth year of such continuous services, the Option may be exercised, in whole or in part, and at any time and from time to time within its term but it shall not be exercisable after the expiration of six years from the date on which it was granted (five years with respect to Significant Shareholders).

              (b) The Board shall be free to specify terms and conditions other than those set forth above, in its discretion.

              (c) All Option Agreements shall incorporate the provisions of this Plan by reference, with certain provisions to apply depending upon whether the Option Agreement applies to an Incentive Stock Option or to a Non-qualified Option.

7.4    OPTION PRICE

       No Option granted pursuant to this Plan shall have an Option price that is less than the Fair Market Value of Stock on the date the Option is granted. Incentive Stock Options granted to Significant Shareholders shall have an Option price of not less than 110% of the Fair Market Value of Stock on the date of grant. The Option exercise price shall be subject to adjustment as provided in Section 5.3 above.

7.5    TERM OF OPTIONS

       Each Option shall expire at such time as the Board shall determine when it is granted, provided however that under no circumstances shall a Non-qualified Option be exercisable later than the tenth anniversary date of its grant, nor by its terms, shall an Incentive Stock Option granted to a Significant Shareholder be exercisable later than the fifth year from the anniversary date of its grant.

7.6    EXERCISE OF OPTIONS

       Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Board shall in each instance approve, which need not be the same for all Optionees.

7.7    PAYMENT

       Payment for all shares of Stock shall be made at the time that an Option, or any part thereof, is exercised, and no shares shall be issued until full payment therefor has been made. Payment shall be made (i) in cash, or (ii) if acceptable to the Board, in Stock or in some other form; provided, however, in the case of an Incentive Stock Option, that said other form of payment does not prevent the Option from qualifying for treatment as an "incentive stock option" within the meaning of the Code.

7.8    RESTRICTED STOCK

       (a) The Board may from time to time award Restricted Stock to persons eligible to receive such awards as set forth in Section 3.1 hereof, subject to such restrictions, conditions and other terms as the Board may determine. All awards of Restricted Stock shall be evidenced by a written Stock Grant Agreement (the "Stock Agreement").

       (b) At the time an award of Restricted Stock is made, the Board may establish a period of time (the "Restricted Period") applicable to such Restricted Stock or may specify that such Restricted Stock shall be fully vested as of the date of the award. Each award of Restricted Stock may be subject to a different Restricted Period. The Board may, in its sole discretion, at the time an award of Restricted Stock is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock. Such performance objectives shall be established in writing by the Board prior to the ninetieth day of the year in which the award is made and while the outcome is substantially uncertain. Performance objectives shall be based on one or more of the following criteria: the Company's Stock price, income, assets and liabilities, stockholders equity, market share, sales, costs of goods, operating expenses, financial ratings by outside agencies, earnings per share, or return on assets, equity or investments. Performance objectives may include positive results, maintaining the status quo or limiting economic losses. The Board also may, in its sole discretion, shorten or terminate the Restricted Period or waive any other restrictions applicable to all or a portion of the Restricted Stock, but no such action shall be valid unless it is in writing. Restricted Stock may not be offered for sale, sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or before

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

the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Stock.

       (c) The Company shall issue, in the name of each person to whom Restricted Stock has been awarded, stock certificates representing the total number of shares of Restricted Stock awarded to such person, as soon as reasonably practicable after the award date. Unless an award of Restricted Stock is fully vested on the award date, the Board shall provide in a Stock Agreement that either (i) the Secretary of the Company shall hold such certificates for the benefit of the Recipient until such time as the Restricted Stock is forfeited to the Company or the applicable restrictions lapse, or (ii) such certificates shall be delivered to the Recipient bearing a legend or legends that complies with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Stock Agreement.

       (d) Unless the Board otherwise provides in a Stock Agreement with respect to Restricted Stock, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Recipient with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions, if any, applicable to the original award.

       (e) Upon the termination of the employment or other service relationship of a Recipient of Restricted Stock with the Company or Subsidiary, in either case other than by reason of death, any Restricted Stock held by such Recipient that has not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited, unless the Board, in its discretion, determines otherwise. Upon forfeiture of Restricted Stock, such Recipient shall have no further rights with respect to such award, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock. Whether a leave of absence or leave on military or government service shall constitute a termination of employment for such purposes shall be determined by the Board, which determination shall be final and conclusive. For purposes of Restricted Stock awards, a termination of employment or service shall not be deemed to occur if the Recipient is immediately thereafter employed or engaged as a Consultant with the Company or a Subsidiary.

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

       (f) If a Recipient of Restricted Stock dies while employed by or providing services as a Consultant to the Company or a Subsidiary, except as provided in the applicable Stock Agreement, all Restricted Stock awarded to such Recipient shall fully vest on the date of death, and the shares of Stock represented thereby shall be deliverable in accordance with the terms of the Plan to the executors, administrators, legatees or distributees of the Recipient's estate.

       (g) Upon the expiration or termination of the Restricted Period (or upon the date of the award, if the Restricted Stock is fully vested when awarded) and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock shall lapse, and, if provided in the Stock Agreement, upon payment by the grantee to the Company, in cash or by check, of the aggregate par value of the shares of Stock represented by such Restricted Stock, as soon as practicable After receipt of payment, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Recipient or such Recipient's beneficiary or estate, as the case may be.

                                 ARTICLE VIII
                    WRITTEN NOTICE OF EXERCISE, ISSUANCE
                OF STOCK CERTIFICATES, SHAREHOLDER PRIVILEGES

8.1    WRITTEN NOTICE OF EXERCISE

       An Optionee wishing to exercise an Option shall give written notice to the Company, in the form and manner prescribed by the Board. Full payment for the shares exercised pursuant to the Option must accompany the written notice.

8.2    ISSUANCE OF STOCK CERTIFICATES

       As soon as practicable after the receipt of written notice and payment, the Company shall deliver to the Optionee or to a permitted nominee of the Optionee a certificate or certificates for the requisite number of shares of Stock.

8.3    PRIVILEGES OF A SHAREHOLDER

       An Optionee or any other person entitled to exercise an Option under this Plan shall not have stockholder privileges with respect to any Stock covered by the Option until the date of issuance of a stock certificate for such stock.

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

                                  ARTICLE IX
                    TERMINATION OF EMPLOYMENT OR SERVICES

9.1    DEATH

       If an Optionee's employment in the case of an Employee, or provision of services as a Consultant in the case of a Consultant, terminates by reason of death, the Option may thereafter be exercised at any time prior to the expiration date of the Option or within 12 months after the date of such death, whichever period is the shorter, by the person or persons entitled to do so under the Optionee's will or, if the Optionee shall fail to make a testamentary disposition of an Option or shall die intestate, the Optionee's legal representative or representatives. The Option shall be exercisable only to the extent that such Option was exercisable as of the date of death.

9.2    TERMINATION OTHER THAN FOR CAUSE OR DUE TO DEATH

       In the event of an Optionee's termination of employment in the case of an Employee, or termination of the provision of services as a Consultant in the case of a Consultant, other than by reason of death, the Optionee may exercise such portion of his Option as was exercisable by him at the date of such termination (the "Termination Date") at any time within three months of the Termination Date: provided, however, that where the Optionee is an Employee, and is terminated due to disability within the meaning of Code
Section 422, he may exercise such portion of his Option as was exercisable by him on his Termination Date within one year of his Termination Date. In any event, the Option cannot be exercised after the expiration of the term of the Option. Options not exercised within the applicable period specified above shall terminate.

              (a) In the case of an Employee, a change of duties or position within the Company or an assignment of employment in a Subsidiary Corporation or Parent Corporation of the Company, if any, or from such a Corporation to the Company, shall not be considered a termination of employment for purposes of this Plan.

              (b) The Option Agreements may contain such provisions as the Board shall approve with reference to the effect of approved leaves of absence upon termination of employment.

9.3    TERMINATION FOR CAUSE

       In the event of an Optionee's termination of employment in the case of an Employee, or termination of the provision of services as a Consultant in the case of a Consultant, which termination is by the Company or a Subsidiary

Corporation for cause, any Option or Options held by him under the Plan, to the extent not exercised before such termination, shall terminate upon notice of termination for cause.

                                   ARTICLE X
                              RIGHTS OF OPTIONEES

10.1   SERVICE

       Nothing in this Plan shall interfere with or limit in any way the right of the Company or a Subsidiary Corporation to terminate any Employee's employment, or any Consultant's services, at any time, nor confer upon any Employee any right to continue in the employ of the Company or a Subsidiary Corporation, or upon any Consultant any right to continue to provide services to the Company or a Subsidiary Corporation.

10.2   NON-TRANSFERABILITY

       All Options granted under this Plan shall be nontransferable by the Optionee, other than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee.

                                  ARTICLE XI
              OPTIONEE- EMPLOYEE'S TRANSFER OR LEAVE OF ABSENCE

11.1   OPTIONEE-EMPLOYEE'S TRANSFER OR LEAVE OF ABSENCE

       For purposes of this Plan:

              (a) A transfer of an Optionee who is an Employee from the Company to a Subsidiary Corporation or Parent Corporation, or from one such Corporation to another, or

              (b) A leave of absence for such an Optionee (i) which is duly authorized in writing by the Company or a Subsidiary Corporation, and
       (ii) if the Optionee holds an Incentive Stock Option, which qualifies under the applicable regulations under the Code which apply in the case of incentive stock options,

shall not be deemed a termination of employment. However, under no circumstances may an Optionee exercise an Option during any leave of absence, unless authorized by the Board.

                                 ARTICLE XII
             AMENDMENT, MODIFICATION, AND TERMINATION OF THE PLAN

12.1   AMENDMENT, MODIFICATION, AND TERMINATION OF THE PLAN

              (a) The Board may at any time terminate, and from time to time may amend or modify the Plan, provided, however, that no such action of the Board, without approval of the shareholders, may:

                     (i) increase the total amount of Stock which may be purchased through Options and Restricted Stock granted or awarded under the Plan, except as provided in Article V,

                     (ii) change the class of Employees or Consultants eligible to receive Options and Restricted Stock;

              (b) No amendment, modification, or termination of the Plan shall in any manner adverse affect any outstanding Option or Restricted Stock under the Plan without the consent of the Optionee holding the Option or the grantee holding such Restricted Stock.

                                 ARTICLE XIII
                      ACQUISITION, MERGER OR LIQUIDATION

13.1   ACQUISITION

              (a) In the event that an Acquisition occurs with respect to the Company, the Company shall have the option, but not the obligation, to cancel Options outstanding as of the effective date of Acquisition, whether or not such Options are then exercisable, in return for payment to the Optionees of an amount equal to a reasonable estimate of an amount (hereinafter the "Spread") equal to the difference between the net amount per share payable in the Acquisition or as a result of the Acquisition, less the exercise price of the Option. In estimating the Spread, appropriate adjustments to give effect to the existence of the Options shall be made, such as deeming the Options to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Options as being outstanding in determining the net amount per share.

              (b) For purposes of this section, an "Acquisition" shall mean any transaction in which substantially all of the Company's assets are acquired or in which a controlling amount of the Company's outstanding shares are acquired, in each case by a single person or entity or an affiliated group of persons and entities. For purposes of this section, a controlling amount shall mean more than 50% of the issued and outstanding shares of stock of the

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

Company. The Company shall have such an option regardless of how the Acquisition is effectuated, whether by direct purchase, through a merger or similar corporate transaction, or otherwise. In cases where the acquisition consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before the liquidation can be completed.

              (c) Where the Company does not exercise its option under this Section 13.1 the remaining provisions of this Article XIII shall apply, to the extent applicable.

13.2   MERGER OR CONSOLIDATION

       Subject to any required action by the shareholders, if the Company shall be the surviving corporation in any merger or consolidation, any Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option would have been entitled in such merger or consolidation and any securities received by a Recipient of Restricted Stock in such merger or consolidation shall be subject to the same restrictions and conditions, if any, that applied to such Restricted Stock immediately before such transaction.

13.3   OTHER TRANSACTIONS

       A dissolution or a liquidation of the Company or a merger and consolidation in which the Company is not the surviving corporation shall cause every Option outstanding hereunder to terminate as of the effective date of such dissolution, liquidation, merger or consolidation. However, the Optionee either (i) shall be offered a firm commitment whereby the resulting or surviving corporation in a merger or consolidation will tender to the Optionee an option (the "Substitute Option") to purchase its shares on terms and conditions both as to number of shares and otherwise, which will substantially preserve to the Optionee the rights and benefits of the Option outstanding hereunder granted by the Company, or (ii) shall have the right immediately prior to such dissolution, liquidation, merger, or consolidation to exercise any unexercised Options whether or not then exercisable, subject to the provisions of this Plan. The Board shall have absolute and uncontrolled discretion to determine whether the Optionee has been offered a firm commitment and whether the tendered Substitute Option will substantially preserve to the Optionee the rights and benefits of the Option outstanding hereunder. In any event, any Substitute Option for an Incentive Stock Option shall comply with the requirements of Code Section 424(a).

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

                                  ARTICLE XIV
                            SECURITIES REGISTRATION

14.1   SECURITIES REGISTRATION

       In the event that the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended, or any other applicable statute, any Options, any Restricted Stock or any Stock with respect to which an Option may be or shall have been granted or exercised, or to qualify any such Options or Stock under the Securities Act of 1933, as amended, or any other statute, then the Optionee or grantee of Restricted Stock shall cooperate with the Company and take such action as is necessary to permit registration or qualification of such Options, Stock or Restricted Stock.

14.2   REPRESENTATIONS

       Unless the Company has determined that the following representation is unnecessary, each person exercising an Option or acquiring Restricted Stock under the Plan may be required by the Company, as a condition to the issuance of the shares of Restricted Stock or pursuant to exercise of the Option, to make a representation in writing (i) that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof, (ii) that before any transfer in connection with the resale of such shares, he will obtain the written opinion of counsel for the Company, or other counsel acceptable to the Company, that such shares may be transferred. The Company may also require that the certificates representing such shares contain legends reflecting the foregoing.

                                  ARTICLE XV
                               TAX WITHHOLDING

15.1   TAX WITHHOLDING

       Whenever shares of Stock are to be issued as Restricted Stock or in satisfaction of Options exercised under this Plan, and whenever shares of Restricted Stock become fully or partially vested, the Company shall have the power to require the recipient of the Stock to remit to the Company an amount sufficient to satisfy federal, state, and local withholding tax requirements.

                                 ARTICLE XVI
                               INDEMNIFICATION

16.1   INDEMNIFICATION

       To the extent permitted by law, each person who is or shall have been a member of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's articles of incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company or any Subsidiary Corporation may have to indemnify, them or hold them harmless.

                                 ARTICLE XVII
                             REQUIREMENTS OF LAW

17.1   REQUIREMENTS OF LAW

       The granting of Options, the issuance of shares of Restricted Stock and the issuance of shares of Stock upon the exercise of an Option shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

17.2   GOVERNING LAW

       The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Colorado.

                                ARTICLE XVIII
                            EFFECTIVE DATE OF PLAN

18.1   EFFECTIVE DATE

       The Plan shall be effective on May 4, 1999.

                                 ARTICLE XIX
                             COMPLIANCE WITH CODE

19.1   COMPLIANCE WITH CODE

       Incentive Stock Options granted hereunder are intended to qualify as "incentive stock options" under Code Section 422. If any provision of this Plan is susceptible to more than one interpretation, such interpretation shall be given thereto as is consistent with Incentive Stock Options granted under this Plan being treated as incentive stock options under the Code.

                                  ARTICLE XX
                       NO OBLIGATION TO EXERCISE OPTION

20.1   NO OBLIGATION TO EXERCISE

       The granting of an Option shall impose no obligation upon the holder thereof to exercise such Option.

                                 ARTICLE XXI
                             STOCKHOLDER APPROVAL

21.1   STOCKHOLDER APPROVAL

       This Plan shall be submitted for approval and ratification by a vote of the holders of a majority of the shares of Common Stock of the Company no later than May 4, 2000, provided, however, that failure to timely obtain such shareholder approval shall result in all Options granted hereunder being deemed to be Non-qualified Options and shall not affect the validity of any Option issued under this Plan.

       THIS 1999 STOCK OPTION AND RESTRICTED STOCK PLAN was adopted by the Board of Directors of Telecom Wireless Corporation as of May 4, 1999, to be effective on that date.

                                       TELECOM WIRELESS CORPORATION

                                       By:    /s/Calvin D.  Smiley
                                            ----------------------------------
                                            Calvin D. Smiley, President





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